UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 09, 2023

QuantumScape Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39345	85-0796578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1730 Technology Drive
San Jose, California		95110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 452-2000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	QS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 5.08 by reference.

Item 8.01 Other Events.

The Board of Directors of QuantumScape Corporation (the “Company”) has scheduled its 2023 annual meeting of stockholders (the “2023 Annual Meeting”) for 9:00 a.m. Pacific Time on June 7, 2023, to be conducted virtually via live audio webcast.

The Company has set a deadline of March 9, 2023 for the receipt of any stockholder proposals for inclusion in the proxy materials to be distributed in connection with the 2023 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2023 Annual Meeting. Any Exchange Act Rule 14a-8 proposal received after this date will be considered untimely. Stockholders should send any such proposal to the Company’s Secretary at QuantumScape Corporation, 1730 Technology Drive, San Jose, California, 95110, Attention: Corporate Secretary and such proposal must comply with all applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”), including Exchange Act Rule 14a-8, and the Company’s Amended and Restated Bylaws (the “Bylaws”) in order to be eligible for inclusion in the Company’s proxy materials for the 2023 Annual Meeting.

Because the date of the 2023 Annual Meeting differs by more than 25 days from the anniversary date of the 2022 annual meeting of stockholders (the “2022 Annual Meeting”), which was held on September 20, 2022, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Exchange Act, and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s Proxy Statement on Schedule 14A, as filed with the SEC on August 4, 2022, are no longer applicable. Pursuant to the Company’s Bylaws and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

Pursuant to the Bylaws, any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a nomination for consideration at the 2023 Annual Meeting, but not included in the proxy materials for the 2023 Annual Meeting, must comply with the requirements of the Bylaws, including by delivering notice of such stockholder’s proposal or nomination to the Company’s Secretary at QuantumScape Corporation, 1730 Technology Drive, San Jose, California, 95110, Attention: Corporate Secretary no later than 5:00 p.m., Pacific time, on March 9, 2023. Any proposal or nomination received after such date will be considered untimely and will not be considered at the 2023 Annual Meeting.

Please note that an adjournment, rescheduling or postponement of the 2023 Annual Meeting date, or any announcement of such action, will not commence a new time period (or extend any time period) for giving such notice under the Bylaws or submitting a proposal pursuant to Exchange Act Rule 14a-8.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QuantumScape Corporation

Date:	February 9, 2023	By:	/s/ Michael McCarthy
Name: Michael McCarthy Title: Chief Legal Officer and Head of Corporate Development